Derivative financial instruments	3 Months Ended
Mar. 31, 2011
Derivative Financial Instruments [Abstract]
Derivative financial instruments
Note 5: Derivative financial instruments

In September 2009, we entered into interest rate swaps with a notional amount of $210.0 million to hedge against changes in the fair value of a portion of our ten-year bonds due in 2012. We entered into these swaps, which we designated as fair value hedges, to achieve a targeted mix of fixed and variable rate debt, where we receive a fixed rate and pay a variable rate based on the London Interbank Offered Rate (LIBOR). Changes in the fair value of the interest rate swaps and the related long-term debt are included in interest expense in the consolidated statements of income. When the change in the fair value of the interest rate swaps and the hedged debt are not equal (i.e., hedge ineffectiveness), the difference in the changes in fair value affects the reported amount of interest expense in our consolidated statements of income. Hedge ineffectiveness was not significant during the quarters ended March 31, 2011 and 2010.

The fair value of the interest rate swaps as of December 31, 2010 was an asset of $5.5 million, which is included in other non-current assets on the consolidated balance sheet. During the first quarter of 2011, we retired $195.5 million of our ten-year bonds due in 2012 (see Note 10). In conjunction with this debt retirement, a portion of the interest rate swaps was settled and we received cash payments of $2.5 million. We classify the cash flows from derivative instruments that have been designated as fair value or cash flow hedges in the same category as the cash flows from the items being hedged. As such, the $2.5 million cash received upon settlement of a portion of the interest rate swaps is included in net cash provided by operating activities of continuing operations on the consolidated statement of cash flows for the quarter ended March 31, 2011.

The fair value adjustment to the hedged debt increased the debt's carrying value by $4.9 million as of December 31, 2010. In conjunction with the debt retirement during the quarter ended March 31, 2011, we recognized $3.1 million of the fair value adjustment, decreasing the loss on early debt extinguishment. The remainder of the fair value adjustment to the hedged debt as of the date hedge accounting was discontinued was $1.4 million, which will be recorded as a decrease to interest expense over the term of the remaining debt.

Remaining interest rate swaps as of March 31, 2011 with a notional amount of $84.8 million were redesignated as fair value hedges during March 2011. The fair value of the interest rate swaps as of March 31, 2011 was an asset of $1.9 million, which is included in other non-current assets on the consolidated balance sheet. The fair value adjustment to the hedged debt increased the debt's carrying value by $1.1 million as of March 31, 2011.

See Note 6 for further information regarding the fair value of these instruments.